SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

              Date of Report - February 13, 2002

                     TOWER BANCORP, INC.
                     -------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
--------------            ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                             N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)






















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                Index to Exhibits Found on Page 4


Item 1.   Changes in Control of Registrant.
          ---------------------------------

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Not Applicable.

Item 5.   Other Events.
          -------------

          On Feburary 13, 2003, Tower Bancorp, Inc. issued a news release announcing a special cash dividend of $.50 per share. This dividend will be paid March 8, 2003 to shareholders of record February 25, 2003.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

          Not Applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibit:

              99  News Release, dated Feburary 13, 2003, of
                  Tower Bancorp, Inc.

Item 8.   Change in Fiscal Year.
          ----------------------

          Not Applicable.

Item 9.   Regulation FD Disclosure.
          ------------------------

          Not Applicable.






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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  February 13, 2003     /s/ Franklin T. Klink, III
        -----------------    -------------------------------
                             Franklin T. Klink, III
                             Chief Financial Officer






































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EXHIBIT INDEX


                                                   Page Number
                                                   In Manually
Exhibit                                          Signed Original

          99  News Release, dated Feburary 13, 2003,
              of Tower Bancorp, Inc.                     5












































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                  Index to Exhibits Found on Page 4


                                                Exhibit 99

                                     FOR IMMEDIATE RELEASE
                                     FOR FURTHER INFORMATION:
                                     Franklin T. Klink, III
                                     Chief Financial Officer
                                     (717) 597-2137


             TOWER BANCORP, INC. DECLARES
           SPECIAL AND REGULAR CASH DIVIDEND

      GREENCASTLE, PA February 13, 2003 - The Board of Directors of Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, is pleased to announce a special cash dividend of $.50 per share. This dividend will be paid March 18, 2003 to shareholders of record February 25, 2003.

      In addition, the Board also declared a regular cash dividend of $.18 per share. The dividend will be paid on April 25, 2003 to shareholders of record as of April 7, 2003.

      Several years of strong earnings and accumulation of capital by the bank make this special dividend possible. The Board of Directors and Management are constantly seeking ways to enhance the Bank's return on equity and build shareholder value.

      Tower Bancorp, Inc.'s total assets are $258 million with outstanding loans of $186 million. Total deposits are $186 million.

      "The First National Bank of Greencastle continues to provide solid financial performance backed by quality investment and lending practices. It is the ongoing commitment to customer service combined with continued sound fiscal policy that will serve as the Bank's foundation for 2003," remarked Jeff B. Shank, President and CEO.

      Tower Bancorp, Inc. stock is traded and quoted under the symbol of TOBC. The First National Bank of Greencastle has over 100 employees and operates eight offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich
Estates, Mercersburg, Waynesboro and Hagerstown, MD areas.


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